                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of July 2002

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
  1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association,
 as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1997-2 is set forth below:


        Date of the Certificate                               August 10, 2002
        Monthly Period ending:                                July 31,   2002
        Determination Date                                    August 10, 2002
        Distribution Date                                     August 15, 2002

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                                                                General
------------------------------------------------------------------------------------------------------------------------------------
  201   Amortization Period                                                                                   Yes            201
  202   Early Amortization Period                                                                             No             202
  203   Class A Investor Amount paid in full                                                                  No             203
  204   Class B Investor Amount paid in full                                                                  No             204
  205   Collateral Indebtedness Amount paid in full                                                           No             205
  206   Saks Incorporated is the Servicer                                                                     Yes            206

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                                                            Investor Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      as of the end of
                                                                as of the end of the prior              the relevant
                                                                      Monthly Period                   Monthly Period
                                                                --------------------------            ----------------
  207   Series 1997-2 Investor Amount                                 $ 235,300,000         207(a)      $ 235,300,000        207(b)
  208      Class A Investor Amount                                    $ 180,000,000         208(a)      $ 180,000,000        208(b)
  209      Class B Investor Amount                                    $  20,000,000         209(a)      $  20,000,000        209(b)
  210      Collateral Indebtedness Amount                             $  21,000,000         210(a)      $  21,000,000        210(b)
  211      Class D Investor Amount                                    $  14,300,000         211(a)      $  14,300,000        211(b)

  212   Series 1997-2 Adjusted Investor Amount                        $ 141,048,860         212(a)      $  55,300,000        212(b)
  213      Class A Adjusted Investor Amount                           $  85,748,860         213(a)      $           -        213(b)
  214         Principal Account Balance                               $  94,251,140         214(a)      $ 180,000,000        214(b)
  215      Class B Adjusted Investor Amount                           $  20,000,000         215(a)      $  20,000,000        215(b)

  216      Class A Certificate Rate                                                                         6.50000%         216
  217      Class B Certificate Rate                                                                         6.69000%         217
  218      Collateral Indebtedness Interest Rate                                                            2.43875%         218
  219      Class D Certificate Rate                                                                         2.71375%         219
  220   Weighted average interest rate for Series 1997-2                                                    5.92359%         220

                                                                                                as of the end of
                                                                for the relevant Monthly          the relevant
                                                                      Period                     Monthly Period
                                                                -------------------------       ----------------
  221   Series 1997-2 Investor Percentage with respect
        to Finance Charge Receivables                                 12.51%                221(a)            5.15%          221(b)
  222      Class A                                                     7.61%                222(a)            0.00%          222(b)
  223      Class B                                                     1.77%                223(a)            1.86%          223(b)
  224      Collateral Indebtedness Amount                              1.86%                224(a)            1.95%          224(b)
  225      Class D                                                     1.27%                225(a)            1.33%          225(b)

  226   Series 1997-2 Investor Percentage with respect
        to Principal Receivables                                      12.51%                226(a)            5.08%          226(b)
  227      Class A                                                     7.61%                227(a)            0.00%          227(b)
  228      Class B                                                     1.77%                228(a)            1.84%          228(b)
  229      Collateral Indebtedness Amount                              1.86%                229(a)            1.93%          229(b)
  230      Class D                                                     1.27%                230(a)            1.31%          230(b)

  231   Series 1997-2 Investor Percentage with respect
            to Allocable Amounts                                      12.51%                231(a)            5.15%          231(b)
  232      Class A                                                     7.61%                232(a)            0.00%          232(b)
  233      Class B                                                     1.77%                233(a)            1.86%          233(b)
  234      Collateral Indebtedness Amount                              1.86%                234(a)            1.95%          234(b)
  235      Class D                                                     1.27%                235(a)            1.33%          235(b)

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                                           Series 1997-2 Investor Distributions
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  236   The sum of the daily allocations of collections
            of Principal Receivables for the relevant Monthly
            Period                                                                                      $    1,000.00        236
  237   Class A distribution of collections of Principal
            Receivables per $1,000 of original principal
            amount                                                                                      $    1,000.00        237
  238   Class B distribution of collections of Principal
            Receivables per $1,000 of original principal
            amount                                                                                      $                    238
  239   Collateral Indebtedness Amount distribution of
            collections of Principal Receivables per $1,000
            of original principal amount                                                                $           -        239
  240   Class D distribution of collections of Principal
            Receivables per $1,000 of original principal
            amount                                                                                      $           -        240

241       Class A distribution attributable to interest per $1,000 of original principal
         amount                                                                                    $       5.42       241
242       Class B distribution attributable to interest per $1,000 of original principal
         amount                                                                                    $       5.58       242
243       Collateral Indebtedness Amount distribution attributable to interest per
         $1,000 of original principal amount                                                       $       2.10       243
244       Class D distribution attributable to interest per $1,000 of original principal
         amount                                                                                    $          -       244
245       Monthly Servicing Fee for the next succeeding Distribution Date per
         $1,000 of original principal amount                                                       $       0.39       245

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                                   Collections Allocated to Series 1997-2
-------------------------------------------------------------------------------------------------------------------------

246   Series allocation of collections of Principal Receivables                                    $ 26,970,118       246
247      Class A                                                                                   $ 16,396,140       247
248      Class B                                                                                   $  3,824,223       248
249      Collateral Indebtedness Amount                                                            $  4,015,435       249
250      Class D                                                                                   $  2,734,320       250

251   Series allocation of collections of Finance Charge Receivables                               $  2,731,724       251
252      Class A                                                                                   $  1,660,717       252
253      Class B                                                                                   $    387,344       253
254      Collateral Indebtedness Amount                                                            $    406,712       254
255      Class D                                                                                   $    276,951       255

      Available Funds
      ---------------
256      Class A Available Funds                                                                   $  1,848,471       256
257        The amount to be withdrawn from the Reserve Account to be included
           in Class A Available funds                                                              $          -       257
258         Principal Investment Proceeds to be included in Class A Available Funds                $    184,733       258
259        The amount of investment earnings on amounts held in the Reserve Account to
           be included in Class A Available funds                                                  $      3,021       259

260      Class B Available Funds                                                                   $    387,344       260

261        The amount to be withdrawn from the Reserve Account to be included
           in Class B Available funds                                                              $          -       261
262         Principal Investment Proceeds to be included in Class B Available Funds                $          -       262

263   The amount of investment earnings on amounts held in the Reserve Account to
      be included in Class B Available funds                                                       $          -       263

264   Collateral Available Funds                                                                   $    406,712       264

265   Class D Available Funds                                                                      $    276,951       265
-------------------------------------------------------------------------------------------------------------------------
                                         Application of Collections
-------------------------------------------------------------------------------------------------------------------------

      Class A
      -------
266   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any
      additional interest with respect to interest amounts that were due but not paid              $    975,000       266
      on a prior Distribution date
267   If Saks Incorporated is no longer the Servicer, an amount equal to Class A
      Servicing fee for the related Distribution Date                                              $          -       267
268   Class A Allocable Amount                                                                     $    402,571       268
269   An amount to be included in the Excess Spread                                                $    470,900       269

      Class B
      -------
270   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid
      on a prior Distribution date                                                                 $    111,500       270
271   If Saks Incorporated is no longer the Servicer, an
      amount equal to Class B Servicing fee for the related Distribution Date                      $          -       271
272   An amount to be included in the Excess Spread                                                $    275,844       272

      Collateral
      ----------
273   If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
      Servicing fee for the related Distribution Date                                              $          -       273
274   An amount to be included in the Excess Spread                                                $    406,712       274

        Class D
        -------
  275   If Saks Incorporated is no longer the Servicer, an amount equal to Class
        D Servicing fee for the related Distribution Date                                                 $          -          275
  276   An amount to be included in the Excess Spread                                                     $    276,951          276

  277   Available Excess Spread                                                                           $  1,430,407          277
  278   Available Shared Excess Finance Charge Collections                                                $          -          278
  279   Total Cash Flow available for 1997-2 waterfall                                                    $  1,430,407          279

  280   Class A Required Amount is to be used to fund any deficiency in line266, line267 and line268      $          -          280
  281   The aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed    $          -          281
  282   Class B Required Amount to the extent attributable to line270, and line271                        $          -          282

  283   Class B Allocable Amount                                                                          $     93,895          283
  284   Any remaining portion of the Class B Required Amount
  285   An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to:    $          -          284
       (i) Class B Investor Charge Offs; (ii) Reallocated Principal collections; reallocations of the
        Class B In-estor Amount to the Class A Investor Amount                                            $          -          285
  286   Collateral Monthly Interest for the related Distribution Date plus Collateral
        Monthly Interest previously due but not paid to the Collateral Indebtedness
        Holder plus collateral Additional Interest                                                        $     44,101          286
  287   Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due
        for the relevant Monthly Period and not paid above                                                $    211,248          287
  288   Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due
        but not distributed to the Servicer for prior Monthly Periods                                     $          -          288
  289   Collateral Allocable Amount                                                                       $     98,590          289
  290   Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to:
        (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the
        CIA to the Class A or Class B Investor Amount                                                     $          -          290
  291   The excess, if any, of the Required Cash Collateral Amount over the Available Collateral
        Amount                                                                                            $          -          291
  292   An amount equal to Class D Monthly Interest due but not paid to the Class D
        Certificateholders plus Class D Additional Interest                                               $     33,417          292
  293   Class D Servicing Fee due for the relevant Monthly Period and not paid above                      $     23,833          293

  294   Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods           $          -          294
  295   Class D Allocable Amount                                                                          $     67,135          295
  296   Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
        (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations
        of the Class D Investor Amount to the Class A or Class B Investor Amount or CIA                   $          -          296
  297   Aggregate amount of any other amounts due to the Collateral Indebtedness Holder pursuant
        to the Loan Agreement                                                                             $          -          297
  298   Excess, if any, of the Required Reserve Account Amount over the amount on deposit in the
        Reserve Account                                                                                   $        -            298
  299   Shared Excess Finance Charge Collections                                                          $  858,187            299

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                                                 Determination of Monthly Principal
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  300   Available Principal Collections held in the Collection Account                                    $ 85,748,860          300
  301   Available Principal Collections held in the Collection Account (prior to
        inclusion of amounts in line 302)                                                                 $ 26,970,118          301
  302   Shared Principal Collections allocated to Series 1997-2                                           $ 58,778,742          302

  303   Controlled Deposit Amount for the Monthly Period (sum of line 304 and line 305)                   $ 85,748,860          303
  304   Controlled Accumulation Amount for the Monthly Period                                             $ 85,748,860          304
  305   Deficit Controlled Accumulation Amount                                                            $          -          305

  306   Principal Collections deposited for the Monthly Period                                            $ 85,748,860          306

  307   Class A Monthly Principal (the least of line#308, line#309 and line#208)                          $ 26,970,118          307

  308      Available Principal Collections held in the Collection Account                                 $ 26,970,118          308
  309      Class A Accumulation Amount                                                                    $ 85,748,860          309

  310   Class B Monthly Principal (the least of line#311, line#312 and line#209) (distributable
        only after payout of Class A)                                                                     $          -          310
  311     Available Principal Collections held in the Collection Account less portion of such
         Collections applied to Class A Monthly Principal                                                 $          -          311
  312     Class B Accumulation Amount                                                                     $          -          312

  313   Collateral Monthly Principal (prior to payout of Class B) (the least of line#314
        and line#315)                                                                                     $          -          313
  314      Available Principal Collections held in the Collection Account less portion of such
        Collections applied to Class A and Class B Monthly Principal                                      $          -          314
  315   Enhancement Surplus                                                                               $          -          315


  316   Class D Monthly Principal                                                                          $          -       316
  317      Available Principal Collections held in the Collection Account less
        portion of such Collections applied to Class A, Class B or collateral Monthly Principal            $          -       317

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                                                    Available Enhancement Amount
------------------------------------------------------------------------------------------------------------------------------------

  318   Available Enhancement Amount                                                                       $ 35,300,000       318
  319      Amount on Deposit in the Cash Collateral Account                                                $          -       319

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                                                  Reallocated Principal Collections
------------------------------------------------------------------------------------------------------------------------------------

  320   Reallocated Principal Collections                                                                  $          -       320
  321   Class D Principal Collections (to the extent needed to fund Required Amounts)                      $          -       321
  322   Collateral Principal Collections (to the extent needed to fund Required Amounts)                   $          -       322
  323   Class B Principal Collections (to the extent needed to fund Required Amounts)                      $          -       323

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                                 Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         %                    Amount
                                                                                      ---------            ------------
  324   Series 1997-2 Default Amount                                                   12.51%     324(a)   $    662,192       324(b)
  325   Class A Investor Default Amount                                                 7.61%     325(a)   $    402,571       325(b)
  326   Class B Investor Default Amount                                                 1.77%     326(a)   $     93,895       326(b)
  327   Collateral Default Amount                                                       1.86%     327(a)   $     98,590       327(b)
  328   Class D Investor Default Amount                                                 1.27%     328(a)   $     67,135       328(b)

  329   Series 1997-2 Adjustment Amount                                                                    $          -       329
  330   Class A Adjustment Amount                                                                          $          -       330
  331   Class B Adjustment Amount                                                                          $          -       331
  332   Collateral Adjustment Amount                                                                       $          -       332
  333   Class D Adjustment Amount                                                                          $          -       333

  334   Series 1997-2 Allocable Amount                                                                     $    662,192       334
  335   Class A Allocable Amount                                                                           $    402,571       335
  336   Class B Allocable Amount                                                                           $     93,895       336
  337   Collateral Allocable Amount                                                                        $     98,590       337
  338   Class D Allocable Amount                                                                           $     67,135       338

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                                                          Required Amounts
------------------------------------------------------------------------------------------------------------------------------------

  339   Class A Required Amount                                                                            $          -       339
  340   Class A Monthly Interest for current Distribution Date                                             $    975,000       340
  341   Class A Monthly Interest previously due but not paid                                               $          -       341
  342   Class A Additional Interest for prior Monthly Period or previously due but not paid                $          -       342
  343   Class A Allocable Amount for current Distribution Date                                             $          -       343
  344   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $          -       344

  345   Class B Required Amount                                                                            $          -       345
  346   Class B Monthly Interest for current Distribution Date                                             $    111,500       346
  347   Class B Monthly Interest previously due but not paid                                               $          -       347
  348   Class B Additional Interest for prior Monthly Period or previously due but not paid                $          -       348
  349   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)
  350   Excess of Class B Allocable Amount over funds available to make payments                           $          -       350

  351   Collateral Required Amount                                                                         $          -       351
  352   Collateral Monthly Interest for current Distribution Date                                          $     44,101       352
  353   Collateral Monthly Interest previously due but not paid                                            $          -       353
  354   Collateral Additional Interest for prior Monthly Period or previously due but not paid             $          -       354
  355   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $          -       355
  356   Excess of Collateral Allocable Amount over funds available to make payments                        $          -       356

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                                                    Reduction of Investor Amounts
------------------------------------------------------------------------------------------------------------------------------------

        Class A
        -------
  357   Class A Investor Amount reduction                                                                   $         -       357
  358      Class A Investor Charge Off                                                                      $         -       358
  359      Reductions of the Class A Investor Amount                                                        $         -       359
        Class B
        -------
  360   Class B Investor Amount reduction                                                                   $         -       360
  361      Class B Investor Charge Off                                                                      $         -       361
  362      Reductions of the Class B Investor Amount                                                        $         -       362
  363      Reallocated Principal Collections applied to Class A                                             $         -       363
        Collateral
        ----------
  364   Collateral Indebtedness Amount reduction                                                            $         -       364
  365      Collateral Indebtedness Amount Charge Off                                                        $         -       365
  366      Reductions of the Collateral Indebtedness Amount                                                 $         -       366
  367      Reallocated Principal Collections applied to Class B                                             $         -       367
        Class D
        -------
  368   Class D Investor Amount reduction                                                                   $         -       368
  369      Class D Investor Charge Off                                                                      $         -       369
  370      Reductions of the Class D Investor Amount                                                        $         -       370
  371      Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $         -       371

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                                                            Servicing Fee
------------------------------------------------------------------------------------------------------------------------------------

  372   Series 1997-2 Servicing Fee                                                                         $   235,081       372
  373      Class A Servicing Fee                                                                            $   142,915       373
  374      Class B Servicing Fee                                                                            $    33,333       374
  375      Collateral Servicing Fee                                                                         $    35,000       375
  376      Class D Servicing Fee                                                                            $    23,833       376

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                                                           Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

  377   Required Reserve Account Amount                                                                     $ 2,700,000       377
  378   Reserve Account Reinvestment Rate                                                                          1.32%      378
  379   Reserve Account Reinvestment Earnings                                                               $     3,021       379
  380   Reserve Account balance                                                                             $ 2,700,000       380


  381   Accumulation Period Length                                                                            2 months        381

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2002.

Saks Incorporated,
as Servicer

By___________________________________________

Name:  Scott A. Honnold
Title: Vice President and Treasurer